EXHIBIT 10.04

SCHEDULE OF RESTRICTED STOCK AGREEMENTS
dated October 21, 2004

The following have executed Restricted Stock Agreements substantially in the form of the agreement attached as Exhibit 10.03 (the “Exhibit”) to the Valero Energy Corporation Form 10-Q for the quarter ended September 30, 2004.

Keith D. Booke
Michael S. Ciskowski
William R. Klesse

The following information sets forth the material details in which the Restricted Stock Agreements described in this Schedule differ from the Exhibit.

Named Executive Officer	Number of Shares of Restricted Stock
Keith D. Booke	9,000
Michael S. Ciskowski	9,000
William R. Klesse	14,000